HILLVIEW INVESTMENT TRUST II

                        HILLVIEW/REMS LEVERAGED REIT FUND

                       Supplement dated September 11, 2003
                                       to
                       Prospectus dated December 16, 2002
                           As revised January 9, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.


Effective immediately, the first paragraph on page 11 of the Prospectus should be deleted and replaced with the following:


     "Shares of the fund are sold at the net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. The minimum initial investment in the fund is $50,000 and subsequent investments must be at least $5,000. The Trust may waive any minimum or subsequent investment amounts."



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE